Investor Day Investor Day December 7, 2005 December 7, 2005 Exhibit 99.0

Prudential Financial Investor Day
Prudential Financial Investor Day
December 7, 2005
December 7, 2005
Eric Durant
Senior Vice President, Investor Relations
Eric Durant
Senior Vice President, Investor Relations

Investor Day 12.07.05 2
Forward-Looking Statements
Forward-Looking Statements
Some of the statements included in this presentation constitute forward-looking statements within the meaning of the
U. S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”
“plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations expectations and and beliefs beliefs concerning concerning future future developments developments and and their their potential potential effects effects upon upon Prudential Prudential Financial, Financial, Inc. Inc.
and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries subsidiaries will will be be those those anticipated anticipated by by management. management. These These forward-looking statements statements are are not not a a guarantee guarantee of of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual actual results results to to differ, differ, possibly possibly materially, materially, from from expectations expectations or or estimates estimates reflected reflected in in such such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance performance of of financial financial markets markets and and interest interest rate rate fluctuations; fluctuations; (2) (2) domestic domestic or or international military military or or terrorist terrorist activities activities or or conflicts; conflicts; (3) (3) volatility volatility in in the the securities securities markets; markets; (4) (4) fluctuations fluctuations in in foreign foreign currency currency exchange exchange rates rates and and foreign foreign securities securities markets; markets; (5) (5) regulatory regulatory or or legislative legislative changes, changes, including including changes changes in in tax tax law; law; (6) (6) changes changes in in statutory statutory or or U.S. U.S. GAAP GAAP accounting accounting principles, principles, practices practices or or policies; policies; (7) (7) differences differences between between actual actual experience experience regarding regarding mortality, mortality, morbidity, morbidity, persistency, persistency, surrender surrender experience, experience, interest interest rates, rates, or or market market returns returns and and the the assumptions assumptions we we use use in in pricing pricing our our products, products, establishing establishing liabilities liabilities and and reserves reserves or or for for other other purposes; purposes; (8)  (8)
reestimates reestimates of of our our reserves reserves for for future future policy policy benefits benefits and and claims; claims; (9) (9) changes changes in in our our assumptions assumptions related related to to deferred deferred policy policy acquisition acquisition costs; costs; (10) (10) events events resulting resulting in in catastrophic catastrophic loss loss of of life; life; (11) (11) investment investment losses losses and and defaults; defaults; (12) (12)
changes in our claims-paying or credit ratings; (13) competition in our product lines and for personnel; (14)
economic, economic, political, political, currency currency and and other other risks risks relating relating to to our our international international operations; operations; (15) (15) Prudential Prudential Financial, Financial, Inc.’s
primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations obligations and and the the applicable applicable regulatory regulatory restrictions restrictions on on the the ability ability of of the the subsidiaries subsidiaries to to pay pay such such dividends dividends or or distributions; distributions; (16) (16) risks risks due due to to the the lack lack of of legal legal separation separation between between our our Financial Financial Services Services Businesses Businesses and and our our Closed Closed
Block Block Business; Business; (17) (17) adverse adverse determinations determinations in in litigation litigation or or regulatory regulatory matters matters and and our our exposure exposure to to contingent contingent liabilities; liabilities; and and (18) (18) the the effects effects of of acquisitions, acquisitions, divestitures divestitures and and restructurings, restructurings, including including possible possible difficulties difficulties in in integrating integrating and and realizing realizing the the projected projected results results of of acquisitions. acquisitions.
Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation. The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2004, should be considered by readers when reviewing forward-looking statements contained in this presentation.

Investor Day 12.07.05 3
Non–GAAP Measure
Non–GAAP Measure
In managing our businesses, we use a non-GAAP measure we call “adjusted operating income” to measure the performance of our Financial Services Businesses (FSB). Our goals for return on equity (ROE) and earnings per share (EPS) are based on FSB after-tax adjusted operating income and attributed equity. As indicated above, our expectation of Common Stock earnings per share is based on after-tax adjusted operating income. Adjusted operating income, which is not measured in accordance with
GAAP, excludes Realized investment gains (losses), net (other than those associated with terminating hedges of foreign currency earnings and current period yield adjustments). A significant element of realized losses is impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles and can vary considerably across periods. The timing of other sales that would result in gains or losses is largely subject to our discretion and influenced by market opportunities. Similarly, adjusted operating income excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately inure to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. Adjusted operating income also excludes life insurance sales practices remedies and costs and the results of divested businesses, which are not relevant to our ongoing operations. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that will ultimately inure to contractholders, we cannot provide a measure of our Common Stock earnings per share expectation based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income. We believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.
ROE based on annualized after-tax adjusted operating income is determined by dividing annualized after-tax adjusted operating income (giving effect to the direct equity adjustment), by average FSB attributed equity excluding unrealized gains and losses on investments. An alternative measure to ROE based on after-tax adjusted operating income is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents after-
tax income from continuing operations as determined in accordance with GAAP (giving effect to the direct equity adjustment), annualized for interim periods, divided by average total FSB attributed equity. Return on average equity (based on income from continuing operations) was 18.10% for the nine months ended September 30, 2005 and 9.35%, 5.48% and 3.97% for the years ended December 31, 2004, 2003 and 2002, respectively.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual
Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Report on Form 10-Q for the quarter ended
September 30, 2005, on the Investor Relations Web site at www.investor.prudential.com. Reconciliations between adjusted operating income and the comparable GAAP measure for the nine months ended September 30, 2005 and years ended
December 31, 2004, 2003 and 2002 are included in this presentation. Additional historical information relating to the Company’s financial performance, including its third quarter 2005 Quarterly Financial Supplement, is also located on the Investor Relations website.

Reconciliation between adjusted operating income Reconciliation between adjusted operating income and the comparable GAAP measure and the comparable GAAP measure
Prudential Financial, Inc.
FINANCIAL HIGHLIGHTS
(in millions, except per share data)
Nine months ended
2002 2003 2004 Sept 30, 2005
Financial Services Businesses:
Pre-tax adjusted operating income by division:
Insurance Division 545 $           788 $           991 $           862 $
Investment Division 282 289 355 711
International Insurance and Investments Division 757 809 1,003 1,042
Corporate and other operations 156 88 158 123
Total pre-tax adjusted operating income 1,740 1,974 2,507 2,738
Income taxes, applicable to adjusted operating income 585 645 676 830
Financial Services Businesses after-tax adjusted operating income 1,155 1,329 1,831 1,908
Items excluded from adjusted operating income:
Realized investment gains (losses), net, and related charges and adjustments (866) (199) 24 565
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (43) (34)
- - (11) (17)
Sales practices remedies and costs (20) - - -
Divested businesses (9) (162) (24) (5)
Total items excluded from adjusted operating income, before income taxes (895) (361) (54) 509
Income taxes not applicable to adjusted operating income (498) (114) (54) (484)
Total items excluded from adjusted operating income, after income taxes (397) (247) - 993
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 758 1,082 1,831 2,901
Loss from discontinued operations, net of taxes (79) (57) (99) (59)
Extraordinary gain on acquisition, net of taxes - - 21 -
Cumulative effect of accounting change, net of taxes - - (79) -
Net income of Financial Services Businesses 679 1,025 1,674 2,842
Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income 2.07 $          2.53 $          3.61 $          3.76 $
Items excluded from adjusted operating income:
Realized investment gains (losses), net, and related charges and adjustments (1.50) (0.36) 0.05 1.07
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (0.08) (0.06)
- - (0.02) (0.03)
Sales practices remedies and costs (0.03) - - -
Divested businesses (0.02) (0.30) (0.05) (0.01)
Total items excluded from adjusted operating income, before income taxes (1.55) (0.66) (0.10) 0.97
Income taxes, not applicable to adjusted operating income (0.87) (0.21) (0.10) (0.92)
Total items excluded from adjusted operating income, after income taxes (0.68) (0.45) - 1.89
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 1.39 2.08 3.61 5.65
Loss from discontinued operations, net of taxes (0.14) (0.10) (0.19) (0.11)
Extraordinary gain on acquisition, net of taxes - - 0.04 -
Cumulative effect of accounting change, net of taxes - - (0.15) -
Net income of Financial Services Businesses
1.25 1.98 3.31 5.54
Weighted average number of outstanding Common shares (diluted basis) 578.0 548.4 531.2 524.5
Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income of Financial Services Businesses (above) 679 $           1,025 $         1,674 $         2,842 $
Net income of Closed Block Business (485) 239 582 334
Consolidated net income 194 1,264 2,256 3,176
Direct equity adjustments for earnings per share calculations 43 $             60 $             84 $             63 $
Year ended December 31,
Change in experience-rated contractholder liabilities due to asset value changes
Change in experience-rated contractholder liabilities due to asset value changes

Reconciliation between adjusted operating income Reconciliation between adjusted operating income and the comparable GAAP measure (continued) and the comparable GAAP measure (continued)
Prudential Financial, Inc.
COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES
(in millions)
Nine months ended
2002 2003 2004 Sept 30, 2005
Revenues (1):
Premiums 7,357 $     7,945 $   8,820 $    7,720 $
Policy charges and fee income 1,780 2,024 2,426 1,901
Net investment income 5,052 4,935 5,384 4,601
Commissions, investment management fees, and other income 3,975 3,254 3,410 3,063
Total revenues 18,164 18,158 20,040 17,285
Benefits and Expenses (1):
Insurance and annuity benefits 7,793 8,307 9,032 7,596
Interest credited to policyholders' account balances 1,730 1,718 2,208 1,877
Interest expense 195 200 296 388
Deferral of acquisition costs (1,064) (1,270) (1,528) (1,358)
Amortization of acquisition costs 739 533 766 734
General and administrative expenses 7,031 6,696 6,759 5,310
Total benefits and expenses 16,424 16,184 17,533 14,547
Adjusted operating income before income taxes 1,740 1,974 2,507 2,738
Items excluded from adjusted operating income before income taxes:
Realized investment gains (losses), net, and related adjustments (872) (156) 82 669
Related charges 6 (43) (58) (104)
Total realized investment gains (losses), net, and related charges and adjustments (866) (199) 24 565
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (43) (34)
Change in experience-rated contractholder liabilities due to asset value changes - - (11) (17)
Sales practices remedies and costs (20) - - -
Divested businesses (9) (162) (24) (5)
Total items excluded from adjusted operating income before income taxes (895) (361) (54) 509
Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change 845 1,613 2,453 3,247
Income tax expense 87 531 622 346
Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change 758 1,082 1,831 2,901
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses.  Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of divested businesses, and sales practices remedies and costs.
Year ended December 31,

Prudential Financial, Inc. Prudential Financial, Inc. Art Ryan Chairman and CEO Art Ryan Art Ryan Chairman and CEO Chairman and CEO

Investor Day 12.07.05 7
ROE levers:  2001 -
ROE levers:  2001 -
2005
2005
Expense cuts
Expense cuts
Resolve underperforming businesses
Resolve underperforming businesses
Grow high return businesses
Grow high return businesses
Redeploy capital
Redeploy capital

Investor Day 12.07.05 8
What has happened since demutualization
What has happened since demutualization
Achieved significant expense reductions
Achieved significant expense reductions
Divested P&C business
Divested P&C business
Acquired and integrated American Skandia
Acquired and integrated American Skandia
Combined retail brokerage into Wachovia
Combined retail brokerage into Wachovia
Acquired CIGNA Retirement
Acquired CIGNA Retirement
Repurchased $4.8 billion of Common Stock
Repurchased $4.8 billion of Common Stock
(1) (1)
Increased cash dividend 25% per year for ‘03, ‘04, and ‘05
Increased cash dividend 25% per year for ‘03, ‘04, and ‘05
Achieved “AA”
Achieved “AA”
financial strength ratings from four agencies
financial strength ratings from four agencies
(1) Through September 30, 2005

Investor Day 12.07.05 9
$2.07
$2.53
$3.61
$2.65
$3.76
2002 2003 2004 9 mo 04 9 mo 05
Earnings per share growth
Earnings per share growth
(1) (1)
(1) Based on after-tax adjusted operating income of the Financial Services Businesses

Investor Day 12.07.05 10
ROE progress
ROE progress
(1) (1)
(1) Based on after-tax adjusted operating income of the Financial Services Businesses
(2) Nine months ended September 30, 2005; annualized
6.4%
7.6%
10.2%
13.0%
0%
2%
4%
6%
8%
10%
12%
14%
2002 2003 2004 9 mo 05
12% goal
by 2005
(2)

Investor Day 12.07.05 11
Where we are today
Where we are today
Balanced mix of businesses and risks
Balanced mix of businesses and risks
Strong capital position and cash flow generation
Strong capital position and cash flow generation
Leading position in domestic retirement and savings
Leading position in domestic retirement and savings
market
market
Sustained high returns and growth of international
Sustained high returns and growth of international
insurance business
insurance business
Asset management skills complement product
Asset management skills complement product
manufacturing
manufacturing
Complementary distribution channels
Complementary distribution channels
Acquisition and integration track record
Acquisition and integration track record

Investor Day 12.07.05 12
After 2005 …
After 2005 …
Two substantial growth opportunities:
Two substantial growth opportunities:
International businesses
International businesses
Domestic retirement and savings businesses
Domestic retirement and savings businesses
Evolving multi-channel distribution strategy
Evolving multi-channel distribution strategy
Manage margins and returns
Manage margins and returns
Opportunistic acquisitions
Opportunistic acquisitions
Substantial operating cash flows enable share
Substantial operating cash flows enable share
repurchases, growing cash dividends
repurchases, growing cash dividends

Investor Day 12.07.05 13
2006 –
2006 –
2007
2007
Execution and business mix drive superior
Execution and business mix drive superior
shareholder value growth
shareholder value growth
ROE of 12% - 14%
Double digit average annual growth:  AOI, EPS
Reasonably consistent operating results
Visible, sustainable cash flow
“AA”capital management
ROE of 12% -
ROE of 12% -
14%
14%
Double digit average annual growth:  AOI, EPS
Double digit average annual growth:  AOI, EPS
Reasonably consistent operating results
Reasonably consistent operating results
Visible, sustainable cash flow
Visible, sustainable cash flow
“AA”capital management
“AA”capital management

Investor Day Investor Day December 7, 2005 December 7, 2005

Prudential Financial, Inc. Prudential Financial, Inc. Mark Grier Mark Grier Vice Chairman, Financial Management Vice Chairman, Financial Management

Investor Day 12.07.05 16
Financial highlights
Financial highlights
(1) (1)
13.0%
$ 3.76
$ 2,738
Nine
months
ended
September
30, 2005
10.2%
$ 3.61
$ 2,507
2004 2003 2002
6.4%
$ 2.07
$ 1,740
7.6%
Return on Equity
(3) (4)
$ 2.53
Earnings per share of Common Stock
(3)
$ 1,974
Pre-tax adjusted operating income
(2)
(1) For the Financial Services Businesses (FSB)
(2) In millions
(3) Based on after-tax adjusted operating income of the FSB
(4) Annualized for interim period
Year ended December 31

Investor Day 12.07.05 17
25%
75%
75% of equity is attributed to operating businesses
75% of equity is attributed to operating businesses
Operating Businesses
Operating Businesses
(2) (2)
Corporate & Other
Corporate & Other
(1) As of September 30, 2005 for the FSB; excludes unrealized gains and losses on investments.
(2) Represents segments of the FSB
Total attributed equity of $21.0 billion
(1)

Investor Day 12.07.05 18
Attributed equity of operating businesses
Attributed equity of operating businesses
INTERNATIONAL INSURANCE INTERNATIONAL INSURANCE
RETIREMENT & SAVINGS RETIREMENT & SAVINGS
DOMESTIC INSURANCE DOMESTIC INSURANCE
Attributed equity $15.8 billion
Attributed equity $15.8 billion
(1)
• •
Life Planner model Life Planner model
• •
Gibraltar Life Gibraltar Life
• •
Retirement Retirement
• •
Individual Annuities Individual Annuities
• •
Individual Life Individual Life
• •
Group Insurance Group Insurance
(1) As of September 30, 2005 for the FSB operating businesses; excludes unrealized gains and losses on investments.
INVESTMENT BUSINESSES INVESTMENT BUSINESSES
• •
Financial Advisory Financial Advisory
• •
Asset Management Asset Management
• •
International Investments International Investments
$3.6
$5.3
$3.5
$3.4

Investor Day 12.07.05 19
Complementary and diversified businesses
Complementary and diversified businesses
DOMESTIC INSURANCE DOMESTIC INSURANCE
• Individual Life
• Group Insurance
INTERNATIONAL INSURANCE INTERNATIONAL INSURANCE
• Life Planner model
• Life Planner model
Life Planner model
• Gibraltar Life
• Gibraltar Life
Gibraltar Life
Adjusted operating income
(1)
$2,738 million
(1) Before-tax; for the FSB; nine months ended September 30, 2005
RETIREMENT & SAVINGS RETIREMENT & SAVINGS
• Retirement
• Individual Annuities
INVESTMENT BUSINESSES & CORPORATE INVESTMENT BUSINESSES & CORPORATE
• Financial Advisory
• Asset Management
• International Investments
• Corporate & Other
36%
18%
18%
28%

Investor Day 12.07.05 20
International Insurance
International Insurance
Annualized new business premiums: $945 million
(2)
6.8 million policies in force
(1)
5,702 Life Planners
(1)
5,349 Gibraltar Life Advisors
(1)
(1) As of September 30, 2005
(2) For the year ended December 31, 2004; GAAP exchange rate basis – translated based on applicable average exchange rate for period

Investor Day 12.07.05 21
Number of Life
Planners
15%
15%
5,385
2,332
Number of Policies
in Force (000)
23%
23%
2,661
776
Annualized New
Business
Premiums
(1) (1)
16%
16%
$668 mm
24%
24%
Adjusted Operating
Income
(2) (2)
$515 mm
$144 mm
CAGR 1998 –
CAGR 1998 –
2004
2004
(1) GAAP Exchange rate basis – translated based on applicable average exchange rates for period
(2) Before-tax
$270 mm
Life Planner model business driver growth

Investor Day 12.07.05 22 Gibraltar Life Gibraltar Life Acquired by Prudential Financial in 2001 Strong affinity group relationships High return on equity Strong free cash flow and capital generation

Investor Day 12.07.05 23
Retirement / savings market
Retirement / savings market
Personal Savings
Personal Savings
$7.0
$7.0
IRAs
IRAs
$3.5
$3.5
Defined Contribution
Defined Contribution
$2.7
$2.7
Defined Benefit
Defined Benefit
$4.9
$4.9
Annuities
Annuities
$1.7
$1.7
$20 trillion market in 2004
Sources: Federal Reserve Flow of Funds; LIMRA; company estimates

Investor Day 12.07.05 24
Prudential Retirement
Prudential Retirement
•Total retirement services capability provides market advantage
•Total retirement services capability provides market advantage
•Stable value products offer attractive returns with limited risk
•Stable value products offer attractive returns with limited risk
•Complementary distribution channels address selected markets
•Complementary distribution channels address selected markets
•Ratings upgrades enhancing market position
•Ratings upgrades enhancing market position

Investor Day 12.07.05 25
Leading distributor of variable annuities through
Leading distributor of variable annuities through
independent financial planners
independent financial planners
Expanding distribution
Expanding distribution
Account values exceed $53 billion
Account values exceed $53 billion
(1) (1)
Successful recent introduction of new generation living
Successful recent introduction of new generation living
benefit feature
benefit feature
Risk management integral to product design; hedging
Risk management integral to product design; hedging
where appropriate
where appropriate
Annuities
Annuities
(1) As of September 30, 2005

Investor Day 12.07.05 26
Individual Life ROE
Individual Life ROE
(1) In millions
(2) Average attributed equity for the period; in billions
(3) Based on annualized after-tax adjusted operating income giving effect to direct equity credit
16 % Return on equity
(3)
$ 2.6    Equity
(2)
$ 356    Pre-tax adjusted operating income
(1)
Nine months ended
September 30, 2005

Investor Day 12.07.05 27
$0
$50
$100
$150
$200
$250
$300
$350
$400
2002 2003 2004 9MO 04 9MO 05
Individual Life sales
Individual Life sales
(1) Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis, excluding COLI; for the years ended December 31 and for the nine months ended September 30
$320
$341
$391
Prudential Agents
Third-party
Sales by distribution channel
(1)
$303
$285

Investor Day 12.07.05 28
Group Insurance
Group Insurance
•
•
High persistency of quality business
High persistency of quality business
•
•
Controlled growth –
Controlled growth –
emphasis on margins
emphasis on margins
•
•
Return on equity of 13%
Return on equity of 13%
(1) (1)
•
•
Addressing disability claims resolutions
Addressing disability claims resolutions
(1) Based on annualized after-tax adjusted operating income for the nine months ended September 30, 2005

Investor Day 12.07.05 29
Financial Advisory
Financial Advisory
(1) Based on client assets of $532.1 billion as of March 31, 2003
Combination of Private Client Group with Wachovia closed July 1, 2003
62% Wachovia, 38% Prudential
Combined business created 3rd largest brokerage firm in the U.S.
(1)
Integration complete; JV operating results in line with expectations
Segment results absorb expense for retained obligations and costs
Prudential put options

Investor Day 12.07.05 30
Asset Management: significant scale and breadth
Asset Management: significant scale and breadth
AUM by asset type AUM by client type
Equity
19%
Fixed
Income
45%
Real
Estate
4%
Non-proprietary
insurance,
annuity & other
18%
International
14%
Institutional
customers
25%
General account
30%
Retail
customers
13%
International
14%
CB
Total AUM $522 billion
Total AUM $522 billion
(1) (1)
Non-proprietary
insurance,
annuity & other
18%
(1) As of September 30, 2005

Investor Day 12.07.05 31
Rating agencies have recognized financial strength
Rating agencies have recognized financial strength
Upgraded
November
2004
Upgraded
October
2004
Upgraded
February
2004
AA- Aa3
(2)
A+
Prudential Retirement Insurance
and Annuity Company
AA- Aa3 A+
Prudential Insurance
Insurance Claims Paying Ratings
(1)
:
Standard
& Poor’s Moody’s A. M. Best
(1) As of December 7, 2005
(2) Assigned March 2005

Investor Day 12.07.05 32
Financial strength
Financial strength
(1)
(in millions) Fixed Maturities
$  3,903 Net unrealized gains
$     547 Gross unrealized losses
$  4,450 Gross unrealized gains
15.0 % Debt/Capital
(2)
$ 21,025
Attributed equity (excl FAS 115, in millions)
(1) Financial Services Businesses; as of September 30, 2005
(2) Based on definition in the Quarterly Financial Supplement

Investor Day Investor Day December 7, 2005 December 7, 2005

Prudential Retirement Prudential Retirement John Kim President, Prudential Retirement John Kim John Kim President, Prudential Retirement President, Prudential Retirement

Investor Day 12.07.05 35
A growing part of “Grow and Protect”
A growing part of “Grow and Protect”
•Retirement market increasingly important in asset gathering
•Retirement market increasingly important in asset gathering
•Prudential Retirement a leading retirement market provider
•Prudential Retirement a leading retirement market provider
•Total retirement services capability provides market advantage
•Total retirement services capability provides market advantage
•Stable value products offer attractive returns with limited risk
•Stable value products offer attractive returns with limited risk
•Complementary distribution channels address selected markets
•Complementary distribution channels address selected markets
•Ratings upgrades enhancing market position
•Ratings upgrades enhancing market position

Investor Day 12.07.05 36
Retirement and Annuities –
Retirement and Annuities –
a growing contribution to
a growing contribution to
earnings results
earnings results
Adjusted operating income of Prudential
(1)
Year ended December 31, 2002
$1.7 billion
Nine months ended September 30, 2005
$2.7 billion
28% Retirement
28% Retirement
& Annuities
& Annuities
6% Retirement
6% Retirement
& Annuities
& Annuities
(1) For the Financial Services Businesses; pre-tax

Investor Day 12.07.05 37
Prudential Retirement financial performance
Prudential Retirement financial performance
3.3
407
13,540
$135,565
Nine months Nine months
ended ended
September 30, 2005 September 30, 2005
3.4
334
15,004
$129,806
2004 2004
(1) (1)
Year ended December 31        Year ended December 31
8,435 Gross sales
(2)
$70,613 Total account values
(2) (3)
2003 2003
1.6 Attributed equity
(3)(4)
192
Pre-tax adjusted operating
income
(2)
(1) Reflects results of business acquired from CIGNA, from April 1, 2004 acquisition date
(2) In millions
(3) At end of period
(4) In billions

Investor Day 12.07.05 38
Retirement business integration on track
Retirement business integration on track
•
Novation substantially complete
•
Conversion of DC plans substantially complete
•
Systems integration on track for 1Q06 completion
•
Persistency better than expected
•
Expense saves in line with original expectations
•
Novation substantially complete
•
Conversion of DC plans substantially complete
•
Systems integration on track for 1Q06 completion
•
Persistency better than expected
•
Expense saves in line with original expectations

Investor Day 12.07.05 39
Market leading capabilities across product
Market leading capabilities across product
offerings
offerings
“Total Retirement Services”
Full suite of stable value products
Offer access to both separate account and mutual
fund platforms
Award winning participant communications
capabilities and highest independent ratings
Extensive fiduciary support capabilities and ancillary
services
Scale of combined operations produces ability to
offer competitive pricing
“Total Retirement Services”
Full suite of stable value products
Offer access to both separate account and mutual
fund platforms
Award winning participant communications
capabilities and highest independent ratings
Extensive fiduciary support capabilities and ancillary
services
Scale of combined operations produces ability to
offer competitive pricing

Investor Day 12.07.05 40
$30 billion in stable value balances
$30 billion in stable value balances
(1) (1)
are major
are major
source of earnings
source of earnings
Stable value characteristics
Stable value characteristics
•Low risk profile: substantially all balances experience-
•Low risk profile: substantially all balances experience-
rated with client sharing investment risk
rated with client sharing investment risk
•Rate resets semi-annually on most products
•Rate resets semi-annually on most products
•Future crediting rates typically reflect prior experience
•Future crediting rates typically reflect prior experience
•Low interest-rate floors; competitive conditions main
•Low interest-rate floors; competitive conditions main
factor in rate setting
factor in rate setting
(1) As of September 30, 2005

Investor Day 12.07.05 41
A leader in total retirement services
A leader in total retirement services
Total
Total
Retirement
Retirement
Services
Services
Defined Benefit
Defined Benefit
Non-Qualified
Non-Qualified
Plans
Plans
Defined
Defined
Contribution
Contribution
Plan
Plan
Sponsor
Sponsor

Investor Day 12.07.05 42
Prudential Retirement lines of business
Prudential Retirement lines of business
•
Defined Contribution
•
Defined Benefit
•
Non-qualified plans
•
Retail/rollover
•
Defined Contribution
•
Defined Benefit
•
Non-qualified plans
•
Retail/rollover
Full Service Retirement (FSR)
Full Service Retirement (FSR)
Institutional Investment Products
Institutional Investment Products

Investor Day 12.07.05 43
Full service retirement market segments
Full service retirement market segments
Assets Under Management
Assets Under Management
(1) (1) Participants
Participants
(2)                                 (2)
(1) In billions, as of September 30, 2005
(2) As of September 30, 2005
Tax Exempt Tax Exempt Mid / Large Case Mid / Large Case
Emerging (Small) Corporate Emerging (Small) Corporate
$44
$28
$13
773,000
1,179,000
448,000

Investor Day 12.07.05 44
FSR: Mid / large case market
FSR: Mid / large case market
•
Distribution: fee based consultants, advisors, direct
•
Trend toward bundling; Total Retirement Services
•
12-24 month buying cycle
•
Decision criteria
•
Competitive pricing structure
•
Investment management capability
•
Advisory services, actuarial consulting, fiduciary support
•
Quality of service and administration
•
Distribution: fee based consultants, advisors, direct
•
Trend toward bundling; Total Retirement Services
•
12-24 month buying cycle
•
Decision criteria
•
Competitive pricing structure
•
Investment management capability
•
Advisory services, actuarial consulting, fiduciary support
•
Quality of service and administration
$44 billion       $44 billion
600 600
1,179,000 1,179,000
Market Profile Market Profile
(1) (1)
: :
AUM AUM
Clients Clients
Participants Participants
(1) As of September 30, 2005

Investor Day 12.07.05 45
FSR: Tax exempt market
FSR: Tax exempt market
•
Distribution: specialized consultants
•
Target markets: multi-employer, not-for-profit and government
•
Very high persistency
•
Employee longevity
•
High percentage stable value
•
Distribution: specialized consultants
•
Target markets: multi-employer, not-for-profit and government
•
Very high persistency
•
Employee longevity
•
High percentage stable value
$28 billion       $28 billion
1,600 1,600
773,000 773,000
Market Profile Market Profile
(1) (1)
: :
AUM AUM
Clients Clients
Participants Participants
(1) As of September 30, 2005

Investor Day 12.07.05 46
FSR: Emerging (small) corporate market
FSR: Emerging (small) corporate market
•
Distribution: commission based advisors
•
Fastest growing DC segment
•
Significant level of plan turnover
•
Fragmented competition
•
“Micro-market” offers expansion opportunity
•
Distribution: commission based advisors
•
Fastest growing DC segment
•
Significant level of plan turnover
•
Fragmented competition
•
“Micro-market” offers expansion opportunity
$13 billion       $13 billion
3,300 3,300
448,000 448,000
Market Profile Market Profile
(1) (1)
: :
AUM AUM
Clients Clients
Participants Participants
(1) As of September 30, 2005

Investor Day 12.07.05 47
FSR: Retail / rollover market
FSR: Retail / rollover market
•
Internal retention: about 54% of $5 billion annual DC
plan distributions
•
10% CAGR projected for rollover market (2004-2011)
•
Expanding rollover platform
•
Internal retention: about 54% of $5 billion annual DC
plan distributions
•
10% CAGR projected for rollover market (2004-2011)
•
Expanding rollover platform

Investor Day 12.07.05 48
Institutional / investment products
Institutional / investment products
Account values $51.4 billion
Account values $51.4 billion
(1) (1)
(1) As of September 30, 2005
Structured
Structured
settlements
settlements
Group Annuities,
Group Annuities,
close-out pension
close-out pension
Investment products -
Investment products -
GICs, Funding
GICs, Funding
agreements
agreements
$33.8
$14.7
$2.9

Investor Day 12.07.05 49
Prudential Retirement –
Prudential Retirement –
2006 and beyond
2006 and beyond
Tactical objective: Complete business integration
Strategic objective: Increase asset retention and
achieve positive flows
Key growth initiatives:
-
Micro-market
-
Rollover market
-
Secure Retirement products
-
Retirement income solutions
-
Health Savings Accounts

Investor Day 12.07.05 50
Summary
Summary
Integration of CIGNA business continues on track
Our financial performance is consistent with expectations
Stable value balances a major source of earnings
A leader in total retirement services
We will implement key growth initiatives in 2006 and beyond
Integration of CIGNA business continues on track
Our financial performance is consistent with expectations
Stable value balances a major source of earnings
A leader in total retirement services
We will implement key growth initiatives in 2006 and beyond

Investor Day Investor Day December 7, 2005 December 7, 2005

Individual Annuities Individual Annuities David Odenath President, Prudential Annuities David Odenath David Odenath President, Prudential Annuities President, Prudential Annuities

Investor Day 12.07.05 53
Individual Annuities financial performance
Individual Annuities financial performance
Nine Months Ended
September 30
Year Ended
December 31
53,517 51,297 47,463 Total  account values
$49,484 $47,418 $43,949 Variable annuities
362
5,476
4,033
2005 2003 (1) 2004
427
6,338
3,879
Account values
(2)
:
4,665 Gross sales
(3)
3,514 Fixed annuities
262 Pre-tax adjusted operating income
(3)
(1) Reflects American Skandia results from May 1, 2003 acquisition date
(2) In millions; at end of period
(3) In millions

Investor Day 12.07.05 54
Key elements of our annuity business strategy
Key elements of our annuity business strategy
•
•
Develop innovative products to meet growing
Develop innovative products to meet growing
retirement market needs
retirement market needs
•
•
Expand third-party distribution while supporting
Expand third-party distribution while supporting
proprietary channel
proprietary channel
•
•
Prudently manage risk
Prudently manage risk
•
•
Focus on expense management
Focus on expense management

Investor Day 12.07.05 55
Emphasis on variable annuities
Emphasis on variable annuities
Variable Fixed
Gross Sales
Net Sales
Account values
(1)
More than 90% of gross product sales and account
values come from variable annuity products
$ 5,142
887
49,484
$ 334
169
4,033
Nine months ended September 30, 2005
($, millions)
(1) At end of period

Investor Day 12.07.05 56
34
35
35
37
40
48
52
60
77
$95
Top 10 VA Company AUM: 3Q’05
Top 10 VA Company AUM: 3Q’05
(1) Advisor-sold market excludes group/retirement plan contracts; Source: VARDS
Prudential Annuities is ranked #5 in advisor-sold VA Assets Under
Management
(1)
#5
($, billions)
Hartford
MetLife
AXA
Lincoln
Prudential Prudential
Nationwide
IDS
Hancock
ING
Pacific Life

Investor Day 12.07.05 57
Full suite of living and death benefit riders
Full suite of living and death benefit riders
Guaranteed Minimum Accumulation Benefit ( “GRO Plus”)
Guaranteed Minimum Withdrawal Benefit (GMWB)
Guaranteed Minimum Income Benefit (GMIB)
Lifetime Five
Guaranteed Minimum Accumulation Benefit ( “GRO Plus”)
Guaranteed Minimum Withdrawal Benefit (GMWB)
Guaranteed Minimum Income Benefit (GMIB)
Lifetime Five
Guaranteed Minimum Death Benefit –
step-up, roll-up options
Living Benefits
3Q05 Take Rate of 79%
3Q05 Take Rate of 79%

Investor Day 12.07.05 58
Lifetime Five
Lifetime Five
Combines lifetime income guaranty with flexibility and
control of principal
Guarantees withdrawals of 5% of protected value for life or
7% for 14 years
Protected value is greater of:
-
5% roll-up for 10 years or until first withdrawal
-
Highest anniversary value for 10 years or until first withdrawal
-
Value at first withdrawal
Charge: 60 basis points of account value
Combines lifetime income guaranty with flexibility and
control of principal
Guarantees withdrawals of 5% of protected value for life or
7% for 14 years
Protected value is greater of:
-
5% roll-up for 10 years or until first withdrawal
-
Highest anniversary value for 10 years or until first withdrawal
-
Value at first withdrawal
Charge: 60 basis points of account value

Investor Day 12.07.05 59
Variable annuity guarantees
Variable annuity guarantees
1.9 -- -- Lifetime Five
0.8 0.5 -- Withdrawal (GMWB)
4.0 4.4 5.6 GMDB amount at risk
2.9 2.4 1.1 Income (GMIB)
6.8 5.7 3.7 Accumulation (“GRO”)
Account values with living benefit
features:
$49.5 $47.4 $43.9 Total variable annuity account values
(1)
9/30/05 12/31/04 12/31/03
($, billions)
(1) At end of period

Investor Day 12.07.05 60
Active management of product risks
Active management of product risks
Innovative product design minimizes product /
benefit risk while meeting customer needs
Strong governance structure – continual
monitoring and oversight
Strategic risk retention
-
Retain risks we are best suited to carry
-
Actively hedge risks where appropriate
Innovative product design minimizes product /
benefit risk while meeting customer needs
Strong governance structure – continual
monitoring and oversight
Strategic risk retention
-
Retain risks we are best suited to carry
-
Actively hedge risks where appropriate

Investor Day 12.07.05 61
Product / feature risk management by design
Product / feature risk management by design
Lifetime Five
Incentive to delay first withdrawal to maintain roll-up and step-up benefits
Minimum purchase age is 45
Requires asset allocation program – maximum equity allocation is 80%
Guaranteed Minimum Income Benefit (GMIB)
“Special” annuity rates and mortality table
Guaranteed Minimum Accumulation Benefit (“GRO Plus”)
Automatic allocations to fixed bucket (i.e., self hedging)
Lifetime Five
Incentive to delay first withdrawal to maintain roll-up and step-up benefits
Minimum purchase age is 45
Requires asset allocation program – maximum equity allocation is 80%
Guaranteed Minimum Income Benefit (GMIB)
“Special” annuity rates and mortality table
Guaranteed Minimum Accumulation Benefit (“GRO Plus”)
Automatic allocations to fixed bucket (i.e., self hedging)

Investor Day 12.07.05 62
Capital markets hedging reduces market
Capital markets hedging reduces market
exposure
exposure
Three Greek hedging program for Lifetime Five, GMWB
Weekly purchasing decisions on assets for new
business and rebalancing
Long-dated options and swaps used to better match
economic risk
Three Greek hedging program for Lifetime Five, GMWB
Weekly purchasing decisions on assets for new
business and rebalancing
Long-dated options and swaps used to better match
economic risk

Investor Day 12.07.05 63
6.3%
5.0%
4.2%
4.1%
4.4%
4.6%
4.5%
3.4%
3.4%
4.0%
6.9%
5.5%
5.0%
5.0%
4.6%
4.9%
5.0%
4.6%
2%
3%
4%
5%
6%
7%
Variable annuity market share
Variable annuity market share
Prudential variable annuity market share
(1)
(1) According to VARDS; excludes group/retirement plan contracts; Prudential and American Skandia combined for all periods
May ‘03 American
Skandia Acquisition
Mar ‘05 Lifetime Five
launch
Oct ‘04 Systems
conversion completed

Investor Day 12.07.05 64
Prudential ranks #7 in advisor-sold VA sales
Prudential ranks #7 in advisor-sold VA sales
(1) (1)
1,936 Pac Life 6
2,079 Lincoln 5
1,237 Jackson 10
1,551 ING 9
1,837 IDS 8
1,925
1,925
Prudential
Prudential
7
7
2,232 Hancock 4
2,619 AXA 3
2,772 Hartford 2
$2,897 Met Life 1
3Q05 Sales
($, millions)
Company 3Q05
Rank
(1) Advisor-sold market excludes group/retirement plan contracts; Source: VARDS

Investor Day 12.07.05 65
Prudential ranks #1 in independent channel advisor-
Prudential ranks #1 in independent channel advisor-
sold VA sales
sold VA sales
(1) (1)
533 AIG 10
672 Lincoln 9
796 Allianz 8
853 Met Life 7
894 ING 6
894 Pac Life 5
959 Jackson 4
1,001 Hartford 3
1,228 Hancock 2
$ 1,297
$ 1,297
Prudential
Prudential 1
1
3Q05 Sales
($, millions)
Company 3Q05
Rank
(1) According to VARDS
•Independent
channel
represents
38% of
advisor-sold
market

Investor Day 12.07.05 66
Distribution channel development offers growth
Distribution channel development offers growth
opportunity
opportunity
18%
18%
7%
7%
68%
68% 7%
VA Channel Sales Share:  3Q ’05
(1)
Prudential Annuities
(1) Source: VARDS
22%
22%
23%
23%
38%
38%
16%
1%
1%
Annuity Industry
Wirehouse     Agency Independent Banks Direct

Investor Day 12.07.05 67
Summary
Summary
Leading variable annuity market position
Attractive full product suite; innovative products driving
market share growth
Risk management integral to product design; hedging
where appropriate
Complementary distribution channels; #1 position for
independent financial planner sales
Developing distribution channels offers growth
opportunity
Leading variable annuity market position
Attractive full product suite; innovative products driving
market share growth
Risk management integral to product design; hedging
where appropriate
Complementary distribution channels; #1 position for
independent financial planner sales
Developing distribution channels offers growth
opportunity

Investor Day Investor Day December 7, 2005 December 7, 2005

International Division
International Division
Rodger Lawson
Vice Chairman
International Insurance and Investments Division
Rodger Lawson
Rodger Lawson
Vice Chairman
Vice Chairman
International Insurance and Investments Division
International Insurance and Investments Division

Investor Day 12.07.05 70
International Division financial performance
International Division financial performance
970
Nine Months
Ended September 30
72 86 (10) International Investments
391 402 370 Gibraltar Life
$ 579 $ 515 $ 449 International Insurance excluding Gibraltar Life
$ 1,042 $ 1,003 $ 809
2005 2004 2003
($, millions)
Pre-tax adjusted operating income:
Year Ended December 31
(1) Based on annualized after-tax adjusted operating income
29% ROE
(1)

Investor Day 12.07.05 71
Key elements of our international strategy
Key elements of our international strategy
•
•
Focus on a limited number of attractive countries
Focus on a limited number of attractive countries
•
•
Emphasize distribution: recruiting, selection, needs-
Emphasize distribution: recruiting, selection, needs-
based selling
based selling
•
•
Focus on life insurance and investment management
Focus on life insurance and investment management
•
•
Ensure new products address consumer needs
Ensure new products address consumer needs
•
•
Pursue opportunistic acquisitions
Pursue opportunistic acquisitions
•
•
Maintain very strict business discipline
Maintain very strict business discipline

Investor Day 12.07.05 72
Life Planner model strategy and plans
Life Planner model strategy and plans
Disciplined implementation
Organic expansion in existing markets
Continued growth in Life Planners
Maintenance of Life Planner productivity
Maintenance of policy persistency levels
Very selective entry into new markets

Investor Day 12.07.05 73
Key drivers
Key drivers
(1) (1)
72%
75%
84%
90%
7.2
POK POJ
79%
24 - month
87%
12 - month
Life Planner Retention
89%
25 - month
95%
13 - month
Policy Persistency
(Face-amount)
7.2
Productivity
(# of policies / LP / month)
(1) For periods ended September 30, 2005

Investor Day 12.07.05 74
Growth in the Life Planner business
Growth in the Life Planner business
(1) Before-tax
-
1,000
2,000
3,000
4,000
5,000
6,000
1998 1999 2000 2001 2002 2003 2004
$-
$100
$200
$300
$400
$500
$600
Life Planners Policies in force (000) Adjusted operating income
(1)

Investor Day 12.07.05 75
Life Planner model
Life Planner model
•
Continued selective but expanded recruiting
•
Outstanding training and motivation
•
Evolving and growing target audience
•
Continued strict operational discipline
•
Expanding geographic presence

Investor Day 12.07.05 76
Expanding Life Planner reach -
Expanding Life Planner reach -
Japan
Japan
1994: 23 agencies 1999: 37 agencies Sept 2005: 77 agencies
Mainly in Tokyo and
major cities
Expanded to local cities with
population of 300,000+
Expanded to local cities with
population of 200,000+

Investor Day 12.07.05 77
Expanding Life Planner reach -
Expanding Life Planner reach -
Korea
Korea
1995: 8 agencies 2000: 26 agencies Sept 2005: 75 agencies
Seoul Capital cities of
provincial governments
Nationwide cities with
population of 300,000+

Investor Day 12.07.05 78
Gibraltar Life -
Gibraltar Life -
summary
summary
Stable earnings and distribution system
Stable earnings and distribution system
High return on equity
High return on equity
Strong free cash flow
Strong free cash flow
Nine Months
Ended September 30
40% 33% 23% ROE
(3)
0.9 0.8 1.1
Equity
(2)
2005 2004 2003
$ 391 $ 402 $ 370
Adjusted operating income (1)
Year Ended December 31
(1) Before-tax; in millions
(2) Average attributed equity for period; in billions
(3) Based on after-tax adjusted operating income; annualized for the nine- month period

Investor Day 12.07.05 79
Gibraltar Life Advisors
Gibraltar Life Advisors
Average LA count
5,552
4,940
4,852
5,002
6,649
2001 2002 2003 2004 2005
(2)
(1) From date of acquisition
(2) Based on nine months ended September 30, 2005
(1)

Investor Day 12.07.05 80
Key drivers comparison –
Key drivers comparison –
Gibraltar
Gibraltar
(1) (1)
79%
87%
89%
95%
7.2
POJ
33%
60%
86%
94%
3.6
Gibraltar
24 – month
12 – month
Life Planner / Life Advisor
Retention
25 – month
13 – month
Policy Persistency
(Face-amount)
Productivity
(# of policies / LP  or LA /  month)
Key drivers
(1) For periods ended September 30, 2005

Investor Day 12.07.05 81
Acquisition strategy –
Acquisition strategy –
key elements
key elements
Transactions must be:
In target countries and attractive markets
Consistent with our business strategies
Structured to achieve our financial targets
with appropriate risk

Investor Day 12.07.05 82
Where we are today –
Where we are today –
summary
summary
•
Leadership position in Life Planning
•
Gibraltar generates high ROEs and cash flows
•
Profitability dominated by Japan and Korea
•
Attractive new products complement
distribution strength
•
Management depth, country expertise
•
Acquisitions potentially additive

Investor Day Investor Day December 7, 2005 December 7, 2005

International Insurance Finance
International Insurance Finance
John Hanrahan
Chief Financial Officer, International Insurance
John Hanrahan
John Hanrahan
Chief Financial Officer, International Insurance
Chief Financial Officer, International Insurance

Investor Day 12.07.05 85
Sources of financial performance
Sources of financial performance
•
Sales, persistency, growth of business in-force
•
Emphasis on protection products
•
Investment portfolio strategies
•
US Dollar products

Investor Day 12.07.05 86
Sources of total profitability 2004
Sources of total profitability 2004
(1) (1)
(40) --- Surrenders
402
24
115
$303
Gibraltar
Life
515 TOTAL
281 Expenses
(114) Interest
$348 Mortality
Life Planner
Business
(1) Estimated breakdown of before-tax adjusted operating income for the twelve months ended December 31, 2004
($, millions)

Investor Day 12.07.05 87
Impact from investment yield -
Impact from investment yield -
POJ
POJ
(0.1%) (1.2%) (1.6%)
Negative Spread
$ 15,026 $ 7,952 $ 6,836
Average Invested Assets
(1) (2)
($ 119)
2003
($ 14)
YTD’05
(3)
($ 99)
Negative Spread
(1)
2004
(1) In millions; translated at constant 2005 rate
(2) Invested Assets for 2004 does not include Aoba assets
(3) For the nine months ended September 30, 2005

Investor Day 12.07.05 88
POJ business mix
POJ business mix
(1) Aoba business in-force of  ¥ 940 billion not included
Term & Riders Term & Riders Whole Whole Life Life Savings Savings US$ US$ Products Products
In-force Face Amount
as of September 30, 2005
(1)
New Business Face Amount
nine months ended September 30,  2005
10%
10%
61%
61%
27%
27%
61%
61%
29%
29%
3%
3%
7%
7%
2%
2%

Investor Day 12.07.05 89
POJ sources of product profitability
POJ sources of product profitability
0%
5%
10%
15%
20%
25%
30%
Term / Riders US$ Products Other Yen Products
27%
27%
14%
14%
9%
9%
Estimated New Business Pre-tax Profit Margin YTD’05
(1)
Mortality & Expense Margin Interest Margin
(1) Nine months ended September 30, 2005

Investor Day 12.07.05 90
Gibraltar Life business mix
Gibraltar Life business mix
Term & Riders Term & Riders Whole Life Whole Life Savings Savings
US$ Fixed Annuity US$ Fixed Annuity
In-force Annualized Premiums
as of September 30, 2005
(1)
Annualized New Business Premiums
nine months ended September 30, 2005
(2)
(1) Does not include single premiums
(2) Includes single premium sales at 10%
33%
33%
36%
36%
19%
19%
12%
12%
25%
25%
59%
59%
16%
16%

Investor Day 12.07.05 91
Foreign exchange hedge impact
Foreign exchange hedge impact
•
Yen income hedging plan on 12 quarter rolling basis
•
A strengthening Yen helps earnings
•
Yen forward rates show that Yen is expected to
strengthen against the dollar
•
Hedging delays impact on earnings, but does not
eliminate it
•
2006 Yen income hedged at a rate of 103 Yen / dollar

Investor Day 12.07.05 92
Summary
Summary
Expanding distribution and focus on key drivers are
critical to our success
Emphasis on protection products is key to our business
model
Mortality and expense gains parallel growth of the
business
Interest spread improving in Japan as investment strategy
contributed to results
Expanding distribution and focus on key drivers are
critical to our success
Emphasis on protection products is key to our business
model
Mortality and expense gains parallel growth of the
business
Interest spread improving in Japan as investment strategy
contributed to results

Investor Day Investor Day December 7, 2005 December 7, 2005

Financial Outlook Financial Outlook Rich Carbone Chief Financial Officer Rich Carbone Rich Carbone Chief Financial Officer Chief Financial Officer

Investor Day 12.07.05 95
Considerations for 2006
Considerations for 2006
•
• Business Growth
Business Growth
•
• US Dollar @ 103 Yen
US Dollar @ 103 Yen
•
• Lower Pension Credit
Lower Pension Credit
•
• 8% Market Appreciation
8% Market Appreciation
•
• 29% Effective Tax Rate
29% Effective Tax Rate
•
• Capital Management
Capital Management
•
• Baseline 2005 Earnings
Baseline 2005 Earnings

Investor Day 12.07.05 96
FSB full year 2006 earnings guidance
FSB full year 2006 earnings guidance
(1) (1)
2005 Guidance
(1)
$4.85 - $4.95
Non Recurring/ Non Recurring/
Unsustainable Unsustainable
2005 Items 2005 Items
Baseline Baseline
Earnings Level Earnings Level
$4.60 - $4.70
Reduced Pension Reduced Pension
Credit Credit
Share
Share
Repurchases
Repurchases
Lower Tax Rate
Lower Tax Rate
2006 Guidance
(2)
:
(1) Based on after- tax adjusted operating income for the Financial Services Businesses
(2) 2006 guidance to be provided at Investor Day meeting
Growth / Expense
Management
Yen = 103
Yen = 103
vs. 110
vs. 110
Lower PSI Retained
Lower PSI Retained
Obligations
Obligations

Investor Day Investor Day December 7, 2005 December 7, 2005